Accrued Expenses	4 Months Ended
Apr. 30, 2013
Notes To Financial Statements [Abstract]
Accrued Expenses

Note 7. Accrued Expenses

Accrued expenses consisted of the following at April 30, 2013, December 31, 2012 and December 31, 2011:

	April 30,	December 31,
	2013	2012	2011

Accrued compensation	$44,692	$50,923	$33,930
Accrued settlement payable	-	-	40,000
Other accrued expenses	83,877	24,989	54,373
Accrued expenses	$128,569	$75,912	$128,303

In October 2009, the Company entered into an agreement with Glen Oaks College ("Glen Oaks") whereby Glen Oaks would provide technical training to Aspen students. Under the agreement, the Company received $100,000 from Glen Oaks in order to develop and obtain the necessary approvals to begin the program. On May 20, 2011, Glen Oaks filed suit against the Company to return the $100,000 when the agreement was not performed. On June 23, 2011, the Company agreed to settle the matter and paid Glen Oaks $5,000 on that date. On July 22, 2011, the Company and Glen Oaks entered into a settlement agreement whereby the Company agreed to pay Glen Oaks as follows: (i) $5,000 upon execution of the settlement agreement and (ii) $10,000 per month for nine consecutive months commencing August 1, 2011. As of December 31, 2011, the remaining settlement payable to Glen Oaks was $40,000. As of December 31, 2012, the settlement had been paid in full and no further amount was due.